--------------------------------------------------------------------------------

                         DIAPULSE CORPORATION OF AMERICA
                                   FORM 10-QSB
                   For the Quarter Period ended March 31, 2004

--------------------------------------------------------------------------------


Item 7.  Certifications

                            CERTIFICATION PURSUANT TO
                             18 C.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Diapulse, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 C.S.C. Section 1350, as adopted pursuant to Section 906 of the SARBANES-OXLEY Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


         By:     /s/ Jesse Ross                           May 4, 2004
                ----------------------------
                  Jesse Ross
                  Chief Executive Officer